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                                                                    EXHIBIT 10.8

                            NOTICE OF FINAL AGREEMENT

To:  AMX Corporation
     3000 Research Drive
     Richardson, Texas 75082
     (collectively, whether one or more, "Borrower")

     As of the effective date of this Notice, Borrower and BANK ONE, NA ("Bank") have consummated a transaction pursuant to which Bank has agreed to make a loan or loans to Borrower, to renew and extend an existing loan or loans to Borrower and/or to otherwise extend credit or make financial accommodations to or for the benefit of Borrower, in an aggregate amount up to $14,032,175 (collectively, whether one or more, the "Loan").

     In connection with the Loan, Borrower and Bank and the undersigned guarantors and other obligors, if any (collectively, whether one or more, "Other Obligors") have executed and delivered and may hereafter execute and deliver certain agreements, instruments and documents (collectively hereinafter referred to as the "Written Loan Agreement").

     It is the intention of Borrower, Bank and Other Obligors that this Notice be incorporated by reference into each of the written agreements, instruments and documents comprising the Written Loan Agreement. Borrower, Bank and Other Obligors each warrants and represents that the entire agreement made and existing by or among Borrower, Bank and Other Obligors with respect to the Loan is and shall be contained within the Written Loan Agreement, as amended and supplemented hereby, and that no agreements or promises exist or shall exist by or among Borrower, Bank and Other Obligors that are not reflected in the Written Loan Agreement.

     THE WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

     THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     Effective Date: September 30, 2002

                                         BANK ONE, NA


                                         By: /s/ Fred Points
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                                         Name: Fred Points
                                              ----------------------------------
                                         Title: FVP
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ACKNOWLEDGED AND AGREED:

BORROWER:

AMX CORPORATION, a Texas corporation

By: /s/ Jean M. Nelson
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Name: Jean M. Nelson
     --------------------------------
Title: VP & CFO
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